                                                                   Exhibit 16(b)

                            PARKSTONE ADVANTAGE FUND
                              COMPUTATION OF YIELDS

                                            -                           -
                                            |    SEVEN-DAY RETURN x 365 |
SEVEN-DAY YIELD =                           | ------------------------- |
                                            |              7            |
                                            -                           -

                                            -                   (365/7) -
SEVEN-DAY EFFECTIVE YIELD =                 | (SEVEN-DAY RETURN + 1)    | - 1
                                            -                           -

                                            -                           -
                                            |   THIRTY-DAY RETURN x 365 |
THIRTY-DAY YIELD =                          | ------------------------- |
                                            |             30            |
                                            -                           -

                                            -                   (365/30)-
THIRTY-DAY EFFECTIVE YIELD =                |(THIRTY-DAY RETURN + 1)    | - 1
                                            -                           -

                                            -                           -
                                            |      (SEVEN-DAY YIELD)    |
SEVEN-DAY TAX-EQUIVALENT YIELD* =           | ------------------------- |
                                            |        (1 - 0.396)        |
                                            -                           -

                                            -                           -
                                            | SEVEN-DAY EFFECTIVE YIELD |
SEVEN-DAY TAX-EQUIVALENT                    | ------------------------- |
EFFECTIVE YIELD* =                          |        (1 - 0.396)        |
                                            -                           -

                                            -                           -
                                            |     (THIRTY-DAY YIELD)    |
THIRTY-DAY TAX-EQUIVALENT YIELD* =          | ------------------------- |
                                            |        (1 - 0.396)        |
                                            -                           -

                                            -                           -
                                            |THIRTY-DAY EFFECTIVE YIELD |
THIRTY-DAY TAX-EQUIVALENT                   | ------------------------- |
EFFECTIVE YIELD* =                          |        (1 - 0.396)        |
                                            -                           -

EXAMPLES:
---------

1/31/YR0 = DATE OF CALCULATIONS

SEVEN-DAY RETURN = 0.00020
THIRTY-DAY RETURN = 0.00062

                                            -                     -
                                            |    0.00020 x 365    |
SEVEN-DAY YIELD =                           |    ---------------- | = 1.04%
                                            |           7         |
                                            -                     -

                                            -            (365/7)  -
SEVEN-DAY EFFECTIVE YIELD =                 |  (1 + 0.00020)      | - 1 = 1.05%
                                            -                     -

                                            -                     -
                                            |    0.00062 x 365    |
THIRTY-DAY YIELD =                          |    ---------------- | = 0.75%
                                            |           30        |
                                            -                     -

                                            -        (365/30)  -
THIRTY-DAY EFFECTIVE YIELD =                |(1 + 0.00062)     | - 1 = 0.76%
                                            -                  -

                                            -                  -
                                            |       0.0104     |
SEVEN-DAY TAX-EQUIVALENT YIELD* =           |     ----------   | = 1.72%
                                            |     (1 - 0.396)  |
                                            -                  -

                                            -                  -
                                            |       0.0105     |
SEVEN-DAY TAX-EQUIVALENT                    |     ----------   | = 1.74%
EFFECTIVE YIELD* =                          |     (1 - 0.396)  |
                                            -                  -

                                            -                  -
                                            |       0.0075     |
THIRTY-DAY TAX-EQUIVALENT YIELD* =          |     ----------   | = 1.24%
                                            |     (1 - 0.396)  |
                                            -                  -

                                            -                  -
                                            |       0.0076     |
THIRTY-DAY TAX-EQUIVALENT                   |     ----------   | = 1.26%
EFFECTIVE YIELD* =                          |     (1 - 0.396)  |
                                            -                  -

* If applicable (assuming the entire portion of the yield or effective yield is tax-exempt).


                                       -2-